                                                                   EXHIBIT 10.56

                                                                  EXECUTION COPY

                               PUT/ CALL AGREEMENT


         This Agreement, dated as of September 15, 1999, is by and between UICI, a Delaware corporation ("UICI") and Onward and Upward, Inc., a Nevada corporation ("Onward").

         WHEREAS, in accordance with the terms of an Assumption Agreement, dated as of September 15, 1999 (the "Assumption Date"), UICI has agreed to assume and discharge the obligation of Special Investment Risks, Inc., a Nevada corporation (the successor by merger to United Group Association, Inc., a Texas corporation) to deliver to the Plan Trust established under the Agency Matching Total Ownership Plan I (the "AMTOP-I Plan") and the Agency Matching Total Ownership Plan II (the "AMTOP-II Plan") an aggregate of 369,174 shares of Common Stock of UICI (the "TOP Plan Funding Obligation"), at the times and in the amounts as provided in accordance with the AMTOP-I Plan and the AMTOP-II Plan.

         WHEREAS, UICI desires to ensure that the dollar value of the TOP Plan Funding Obligation does not exceed the amount of $10,129,212 (representing the market value of 369,174 shares of UICI Common Stock at the Assumption Date), plus an amount that recognizes an increase in the value of the underlying UICI Common Stock based upon historic past performance.

         WHEREAS, Onward desires to ensure that the dollar value of 369,174 shares of UICI Common Stock that Onward holds is not less than the amount of $10,129,212 (representing the market value of 369,174 shares of UICI Common Stock at the Assumption Date), plus an amount that recognizes an increase in the value of the underlying UICI Common Stock based upon historic past performance.

         NOW THEREFORE, for and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS. In this Agreement, the following terms have the meanings specified or referred to in this Section 1 and shall be equally applicable to both the singular and plural forms:

         "Agreement" shall mean this Put/Call Agreement, dated as of September 15, 1999.

         "TOP Plan Funding Obligation" shall have the meaning set forth in the Recitals hereto

         "Effective Date" shall mean September 15, 1999.

         "Put/Call Price" at any date of computation shall mean the then-effective price as set forth below:

         DURING THE PERIOD ENDING JULY 31,           PUT/CALL PRICE
         ---------------------------------           --------------
                  2000                                    $28.50
                  2001                                    $30.25
                  2002                                    $32.25
                  2003                                    $34.25
                  2004                                    $36.25
                  2005                                    $38.25
                  2006                                    $40.25

         "Share Commitment" at any date shall mean a number of shares of UICI Common Stock equal to 369,174 reduced by the number of shares of UICI Common Stock theretofore transferred to UICI pursuant to the Call Right or the Put Right.

         "Term" shall mean the period beginning on the date hereof and ending on the earlier of July 31, 2006 and such date as the Share Commitment shall be reduced to zero.

         2. UICI CALL RIGHT. On any date during the period commencing on July 1 and ending on July 31 of each year during the Term hereof, commencing July 1, 2000 (each such date a "Call Date"), UICI shall have the right (the "Call Right") to purchase, and Onward shall have the irrevocable obligation to sell (the "Call Obligation"), a number of shares of UICI Common Stock as shall be designated in a written notice delivered to Onward within not less than 48 hours prior to such Call Date, at a price per share equal to the then-effective Put/Call Price at the Call Date; provided, however, that the number of shares of UICI Common Stock that Onward shall be obligated to sell on any Call Date shall not exceed the lesser of (i) the then-effective Share Commitment or (ii) the number of shares corresponding to AMTOP Credits (as such term is defined in the Assumption Agreement) that vest on January 1 of the current call period.

         3. ONWARD PUT RIGHT. On any date during the period commencing on July 1 and ending on July 31 of each year during the Term hereof, commencing July 1, 2000 (each such date a "Put Date"), Onward shall have the right (the "Put Right") to sell, and UICI shall have the irrevocable obligation to purchase (the "Put Obligation"), a number of shares of UICI Common Stock as shall be designated in a written notice delivered to UICI within not less than 48 hours prior to the Put Date, at a price per share equal to the then-effective Put/Call Price at the Put Date; provided, however, that the number of shares of UICI Common Stock that UICI shall be obligated to purchase on any Put Date shall not exceed the then effective Share Commitment.

         4. LIENS AND ENCUMBRANCES. Each and every share of UICI Common Stock subject to the Put Obligation and the Call Obligation shall, upon exercise of the Put Right or the Call Right, as the case may be, be transferred to UICI by Onward free and clear of any and all claims, liens, security interests and charges whatsoever.

         5. ESCROW. To secure performance of the Call Obligation, Onward agrees to deliver to UICI, as escrowee (the "Escrowee"), certificates representing not less than 369,174 shares of UICI Common Stock, with executed stock powers attached.

         6. REPRESENTATIONS AND WARRANTIES OF ONWARD. Onward hereby represents and warrants to UICI as follows:

                  6.1. Onward is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted, and to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

                  6.2. The execution, delivery and performance by Onward of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by Onward. This Agreement constitutes the valid and binding obligation of Onward legally enforceable against Onward in accordance with its terms.

                  6.3. The execution of and performance by Onward of its obligations under this Agreement will not violate any provision of law or governmental rule or regulation, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under (i) Onward's Certificate or Articles of Incorporation, (ii) Onward's by-laws as currently in effect, (iii) any judgment, decree or order to which SIR is bound or (iv) any agreement, contract, lease, indenture or other instrument to which SIR is bound.

         7. REPRESENTATIONS AND WARRANTIES OF UICI. UICI hereby represents and warrants to Onward as follows:

                  7.1. UICI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted, and to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

                  7.2. The execution, delivery and performance by UICI of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by UICI, subject to approval of the Board of Directors as set forth in Section 9 hereof. This Agreement constitutes the valid and binding obligation of UICI, legally enforceable against UICI in accordance with its terms.

                  7.3. The execution of and performance by UICI of its obligations under this Agreement will not violate any provision of law or governmental rule or regulation, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under (I) UICI's Certificate of Incorporation,
         (ii) UICI's by-laws as currently in effect (the "By-laws"), (iii) any judgment, decree or order to which UICI is bound or (iv) any agreement, contract, lease, indenture or other instrument to which UICI is bound.


         8. GENERAL PROVISIONS.

                  8.1. Any notice, request, instruction or other document to be given hereunder shall be in writing and: (a) delivered personally; (b) sent by registered or certified United States mail, postage prepaid, return receipt requested; (c) sent by Federal Express or other similarly reputable overnight courier; or (d) transmitted by facsimile, according to the instructions set forth below. Such notices shall be sent to the following addresses and/or facsimile numbers and shall be deemed given: (w) if delivered personally, at the time delivered; (x) if sent by registered or certified United States mail, at the time deposited in the United States mail; (y) if sent by Federal Express or other similarly reputable overnight courier, at the time sent, or (z) if transmitted by facsimile, at the time when receipt is confirmed by the sending facsimile machine.

                           If to Onward, to:

                           Onward and Upward, Inc.
                           2121 Precinct Line Road
                           Hurst, Texas  76054
                           Attention: Mr. Jeff Jensen

                           With a copy to:

                           Mr. Ralph Wolfe
                           Onward and Upward, Inc.
                           2121 Precinct Line Road
                           Hurst, Texas  76054



                           If to UICI, to:

                           UICI
                           4001 McEwen Drive
                           Suite 200
                           Dallas, TX  75244
                           Attention:  Mr. Gregory T. Mutz

         or to such other address as such party may indicate by a notice delivered to the other parties hereto in accordance with the provisions of this Section 8.1.

                  8.2. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersedes all prior written or oral agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. 8.3. The rights of each party under this Agreement shall not be assignable without the written consent of each of the other parties.

                  8.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 8.4 any right, remedy or claim under or by reason of this Agreement.

                  8.5. Headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  8.6. This Agreement has been mutually prepared, negotiated and drafted by each of the parties hereto and thereto. The parties agree that the terms of this Agreement shall be construed and interpreted against each party in the same manner and that no such provisions shall be construed or interpreted more strictly against one party on the assumption that an instrument is to be construed more strictly against the party which drafted the agreement.

                  8.7. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, pursuant to a written action by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  8.8. Regardless of whether the transactions provided for in this Agreement are consummated, each party hereto will pay its own costs and expenses incident to the negotiation, preparation and performance of this Agreement, including the fees, expenses and disbursements of its counsel, financial advisors, and accountants.

                  8.9. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

                  8.10. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of Onward and UICI.

                  8.11. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any choice of laws provisions which may direct the application of the laws of another jurisdiction.

                  8.12. Each of the parties hereby: (a) agrees that any action arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby shall be filed and shall proceed exclusively in the federal and state courts located in Dallas, Texas;
         (b) irrevocably consents to jurisdiction in such courts; and (c) waives any and all objections to jurisdiction and venue in such courts that they may have under the federal or state laws of the United States.

                  8.13. The provisions of this Agreement are intended for the sole benefit of the parties hereto and shall not inure to the benefit of any other Person, other than successors and permitted assigns of Onward and UICI, whether as third party or otherwise.

         9. BOARD OF DIRECTOR APPROVAL; DISCLOSURE. Onward acknowledges that the terms and conditions of this Agreement, in accordance with policies and procedures adopted by the Board of Directors of UICI, are subject to approval of the Board Of Directors of UICI and may be subject to disclosure in accordance with the rules and regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.



                                      UICI


                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------




                                      ONWARD AND UPWARD, INC.

                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                  July 25, 2000






VIA OVERNIGHT MAIL

Onward & Upward, Inc.
2121 Precinct Line Road
Hurst, Texas  76054
Attention:  Mr. Jeffrey J. Jensen

Dear Jeff:

         Reference is made to the Put/Call Agreement, dated as of September 15, 1999 (the "Agreement"), by and between UICI and Onward & Upward, Inc. ("Onward"). Unless otherwise defined herein, capitalized terms used in this letter shall have the respective meanings assigned to them in the Agreement.

         Following up on our recent conversations, and for and in consideration of the various accommodations being extended to UICI by and through Onward and the Jensen family, this will acknowledge the agreement of UICI, subject to the approval of the UICI Board of Directors as set forth in the succeeding paragraph, to extend the initial period during which Onward may exercise its Put Right to and including August 31, 2000.

         Onward and UICI acknowledge and agree that the transaction contemplated by this Agreement constitutes a "material transaction" with a "related party" subject to the approval of a majority of the "disinterested outside directors" of UICI in accordance with policies and procedures adopted by the UICI Board of Directors. Accordingly, UICI's obligations hereunder shall be expressly subject to the approval of a majority of the "disinterested outside directors" of the Board of Directors, which approval will be sought at a meeting of the UICI Board of

Onward & Upward, Inc.
July 25, 2000
Page 2



Directors to be held on August 2, 2000.

         We appreciate your consideration in this matter.

                                    Very truly yours,


                                    UICI

                                    By:
                                       ----------------------------------------
                                          Glenn W. Reed
                                          Executive Vice President
                                          and General Counsel


GWR: gwr

Cc: Mr. Gregory T. Mutz


Agreed and acknowledged this __ day of July, 2000

Onward & Upward, Inc.


By:
   ---------------------------------

                                 August 15, 2000






VIA OVERNIGHT MAIL

Onward & Upward, Inc.
2121 Precinct Line Road
Hurst, Texas  76054
Attention:  Mr. Jeffrey J. Jensen

Dear Jeff:

         Reference is made to the Put/Call Agreement, dated as of September 15, 1999 (the "Agreement"), by and between UICI and Onward & Upward, Inc. ("Onward"). Unless otherwise defined herein, capitalized terms used in this letter shall have the respective meanings assigned to them in the Agreement.

         In accordance with the terms of the letter, dated July 25, 2000, from UICI to Onward (the "July Letter"), UICI conditionally agreed to extend the initial period during which Onward may exercise its Put Right to and including August 31, 2000. Please be advised that, as approved by the outside disinterested directors of UICI at a meeting of the Board of Directors of UICI held on August 2, 2000, and in consideration of the various accommodations being extended to UICI by and through Onward and the Jensen family, UICI hereby agrees to extend the initial period during which Onward may exercise its Put Right to and including October 31, 2000.

         The terms of this letter will supercede in all respects the terms of the July Letter.

         We appreciate your consideration in this matter.

                                   Very truly yours,


                                   UICI

                                   By:
                                      -----------------------------------------
                                         Glenn W. Reed
                                         Executive Vice President
                                         and General Counsel


GWR: gwr

Onward & Upward, Inc.
August 15, 2000
Page 2


Cc:  Mr. Gregory T. Mutz


Agreed and acknowledged this __ day of August, 2000

Onward & Upward, Inc.

By:
   -----------------------------

                                October 16, 2000






VIA OVERNIGHT MAIL

Onward & Upward, Inc.
2121 Precinct Line Road
Hurst, Texas  76054
Attention:  Mr. Jeffrey J. Jensen

Dear Jeff:

         Reference is made to the Put/Call Agreement, dated as of September 15, 1999 (as amended, the "Agreement"), by and between UICI and Onward & Upward, Inc. ("Onward"). Unless otherwise defined herein, capitalized terms used in this letter shall have the respective meanings assigned to them in the Agreement.

         Following up on our recent conversations, and for and in consideration of the various accommodations being extended to UICI by and through Onward and the Jensen family, this will acknowledge the agreement of UICI, subject to the approval of the UICI Board of Directors as set forth in the succeeding paragraph, to extend the initial period during which Onward may exercise its Put Right to and including December 31, 2000.

         Onward and UICI acknowledge and agree that the extension contemplated by this letter constitutes a "material transaction" with a "related party" subject to the approval of a majority of the "disinterested outside directors" of UICI in accordance with policies and procedures adopted by the UICI Board of Directors. Accordingly, UICI's obligations hereunder shall be expressly subject to the approval of a majority of the "disinterested outside directors" of the Board of Directors, which approval will be sought at a meeting of the UICI Board of

Onward & Upward, Inc.
October 16, 2000
Page 2


Directors to be held on November 1, 2000.

         Kindly acknowledge your receipt and agreement to the foregoing by signing and returning to the undersigned the enclosed copy of this letter.

         We appreciate your consideration in this matter.

                                Very truly yours,


                                UICI

                                By:
                                   --------------------------------------------
                                      Glenn W. Reed
                                      Executive Vice President
                                      and General Counsel


GWR: gwr

Cc:  Mr. Gregory T. Mutz


Agreed and acknowledged this __ day of October, 2000

Onward & Upward, Inc.

By:
   -------------------------------

                                February 7, 2001




VIA OVERNIGHT MAIL

Onward & Upward, Inc.
2121 Precinct Line Road
Hurst, Texas 76054
Attention:  Mr. Jeffrey J. Jensen

Dear Jeff:

         Reference is made to the Put/Call Agreement, dated as of September 15, 1999 (the "Agreement"), by and between UICI and Onward & Upward, Inc. ("Onward"). Unless otherwise defined herein, capitalized terms used in this letter shall have the respective meanings assigned to them in the Agreement.

         In accordance with the terms of the letter, dated August 15, 2000, from UICI to Onward (the "August Letter"), UICI conditionally agreed to extend the initial period during which Onward may exercise its Put Right to and including October 31, 2000. Please be advised that, as approved by the outside disinterested directors of UICI at a meeting of the Board of Directors of UICI held on November 1, 2000, and in consideration of the various accommodations extended to UICI by and through Onward and the Jensen family, this will confirm that UICI has agreed to further extend the initial period during which Onward may exercise its Put Right to and including March 31, 2001.

         The terms of this letter will supercede in all respects the terms of the August Letter.

Onward & Upward, Inc.
February 7, 2001
Page 2



         I would appreciate your acknowledgement of the foregoing by signing and returning to the undersigned the enclosed copy of this letter.

                                             Very truly yours,


                                             UICI

                                             By:
                                                --------------------------------
                                                  Glenn W. Reed
                                                  Executive Vice President
                                                  and General Counsel


GWR: gwr

Cc:  Mr. Gregory T. Mutz
     Ms. Connie Palacios




Agreed and acknowledged this day      of February 2001
                                 ----
Onward & Upward, Inc.

By:
   --------------------------------------